UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 1, 2006

Hanmi Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard	90010
Los Angeles California
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)
Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.
     On March 1, 2006 beginning at 8:00 a.m. EST, Mr. Michael Winiarski, our Chief Financial Officer will make several presentations to investors about Hanmi Financial Corp.’s business at the Wedbush Morgan Securities 2006 Small Cap Investor Conference. A copy of the slide presentation to be used in the presentations is attached hereto as Exhibit 99.1. The information contained in this report and the attached exhibit is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A copy of the slide presentation will also be available on our website at www.hanmibank.com.
Item 9.01
     (c) Hanmi Financial Corporation Wedbush Morgan 2006 Small Cap Investor Conference Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006	Hanmi Financial Corporation

	By:	/s/ Sung Won Sohn Sung Won Sohn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Investor Presentation Slides